JPMorgan Multi-Manager Small Cap Value Fund
a series of
J.P. Morgan Fleming Series Trust

Supplement dated October 3, 2006
to the Fund’s Prospectus and Statement of Additional Information dated May 1, 2006

        Effective immediately, Mark J. Roach of Vaughan Nelson Investment Management, LP (“Vaughan Nelson”) will no longer serve as a portfolio manager to the portion of the JPMorgan Multi-Manager Small Cap Value Fund’s assets managed by Vaughan Nelson. Accordingly, all references to Mark J. Roach in the Fund’s Prospectus and Statement of Additional Information are deleted. The Vaughan Nelson portfolio management team will continue to include Chris D. Wallis and Scott J. Webber.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-MULTIPS-1006